Exhibit 10.18

                           FLAG FINANCIAL CORPORATION
                       1994 DIRECTORS STOCK INCENTIVE PLAN
                     (As amended through September 18, 1997)

                                    ARTICLE 1
                                     Purpose

     1.1     General Purpose.  The purpose of this Plan is to further the growth
             ---------------
and development of the Company by encouraging Directors who are not employees of the Company to obtain a proprietary interest in the Company by owning its stock. The Company intends that the Plan will provide such persons with an added incentive to continue to serve as Directors and will stimulate their efforts in promoting the growth, efficiency and profitability of the Company. The Company also intends that the Plan will afford the Company a means of attracting persons of outstanding quality to service on the Board.

     1.2     Intended  Tax  Effects  of  Options.  It  is  intended that the tax
             -----------------------------------
effects  of any Option granted hereunder should be determined under Code Sec.83.

                                    ARTICLE 2
                                   Definitions

     The following words and phrases as used in this Plan shall have the meanings set forth in this Article unless a different meaning is clearly required by the context:

     2.1     1933  Act  shall  mean  the  Securities  Act  of  1933, as amended.
             ---------

     2.2     1934  Act  shall  mean  the  Securities  Exchange  Act  of 1934, as
             ---------
amended.

     2.3     Beneficiary  shall mean, with respect to an Optionee, the Person or
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Persons  who acquire such Options by bequest or inheritance.  To the extent that an Option has not yet been distributed to such Person or Persons from a deceased Optionee's estate, an Option may be exercised by the executor or administrator (as applicable) of the deceased Optionee's estate.

     2.4     Board  shall  mean  the  Board  of  Directors  of  the  Company.
             -----

     2.5     Cause shall mean an act or acts by an individual involving personal
             -----
dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

     2.6     Change  of  Control  shall  mean  the  occurrence of any one of the
             -------------------
following  events:

          (a) The execution of an agreement for the sale of all, or a material portion, of the assets of the Company;

          (b) The execution of an agreement for a merger or recapitalization of the Company, or any merger or recapitalization whereby the Company is not the surviving entity;

          (c) A change of control of the Company or of any bank or thrift subsidiary of the Company, as otherwise defined or determined by the Office of Thrift Supervision (or successor agency) or regulations promulgated by it; or

          (d) The acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the 1934 Act and the rules promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any Person.

     2.7     Code  shall  mean  the  Internal  Revenue Code of 1986, as amended.
             ----

     2.8     Committee  shall  mean  the  committee  appointed  by  the Board to
             ---------
administer  and  interpret  the  Plan  in  accordance  with  Article  3  below.

     2.9     Common  Stock  shall  mean  the  common  stock, par value $1.00 per
             -------------
share,  of  the  Company.

     2.10     Company  shall  mean  FLAG  Financial  Corporation.
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     2.11     Director  shall  mean  an individual who is serving as a member of
              --------
the  Board  (i.e.,  a  director  of  the  Company).

     2.12     Disability  shall  mean,  with respect to an individual, the total
              ----------
and permanent disability of such individual as determined by the Committee in its sole discretion.

     2.13     Effective  Date shall mean the date on which this Plan is approved
              ---------------
by  the  shareholders  of  the  Company.  See  Article  9  herein.

     2.14     Fair  Market  Value  of  the  Common  Stock  as  of  a  date  of
              -------------------
determination  shall  mean  the  following:

          (a) Stock Listed and Shares Traded. If the Common Stock is listed and traded on a national securities exchange (as such term is defined by the 1934 Act) or on the NASDAQ National Market System on the date of determination, the Fair Market Value per share shall be the closing price of a share of the Common Stock on said national securities exchange or National Market System on the date of determination. If the Common Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the bid and asked prices on the date of determination.

          (b) Stock Listed But No Shares Traded. If the Common Stock is listed on a national securities exchange or on the National Market System but no shares of the Common Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the closing price of the Common Stock on the most recent date before the date of determination. If the Common Stock is regularly traded in the over-the-counter market but no shares of the Common Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the bid and asked prices of the Common Stock on the most recent date before the date of determination.


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
          (c) Stock Not Listed. If the Common Stock is not listed on a national securities exchange or on the National Market System and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of the Common Stock from all relevant available facts which may include the average of the bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or options of independent experts as to value and may take into account any recent sales and purchases of such Common Stock to the extent they are representative.

The Committee's determination of Fair Market Value, which shall be made pursuant to the foregoing provisions, shall be final and binding for all purposes of this Plan.

     2.15     NQSO  shall  mean an option to purchase Common Stock to which Code
              ----
Sec.421  (relating  generally  to certain ISO and other options) does not apply.

     2.16     Option  shall  mean  NQSO's  (including Reload Options) granted to
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individuals  pursuant  to  the  terms  and  provisions  of  this  Plan.

     2.17     Option  Agreement  shall  mean  a  written agreement, executed and
              -----------------
dated by the Company and an Optionee, evidencing an Option granted under the terms and provisions of this Plan, setting forth the terms and conditions of such Option, and specifying the name of the Optionee and the number of shares of stock subject to such Option.

     2.18     Option Price shall mean the purchase price of the shares of Common
              ------------
Stock  underlying  an  Option.

     2.19     Optionee  shall  mean  an  individual  who  is  granted  an Option
              --------
pursuant  to  the  terms  and  provisions  of  this  Plan.

     2.20     Person  shall  mean  any  individual,  organization,  corporation,
              ------
partnership  or  other  entity.

     2.21     Plan  shall  mean  this  FLAG Financial Corporation 1994 Directors
              ----
Stock  Incentive  Plan.

     2.22     Reload  Option  shall  mean  an  Option  that is granted (1) to an
              --------------
Optionee who pays for exercise of all or part of an Option with shares of Common Stock, (2) for the same number of shares as the number of shares exchanged in payment for the exercise of such Option, (3) as of the date of such payment for exercise of the original Option, and (4) subject to all of the same terms and conditions as such original Option, except that:

          (a) the Option Price for shares subject to the Reload Option shall be determined on the basis of the Fair Market Value of such shares on the date the Reload Option is granted; and

          (b) in no event shall the term of any Reload Option extend beyond the original term of the Option with respect to which such Reload Option was granted.

                                    ARTICLE 3
                                 Administration

     3.1     General  Administration.  The  Plan  shall  be  administered  and
             -----------------------
interpreted by the Committee. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Option Agreements by which Options shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.


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
     3.2     Appointment.  The  Board shall appoint the Committee from among its
             -----------
members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more directors.

     3.3     Organization.  The  Committee  may select one of its members as its
             ------------
chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum, and such majority shall determine its actions. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

     3.4     Indemnification.  In  addition  to  such  other  rights  of
             ---------------
indemnification as they have as directors or as members of the Committee, the members of the Committee, to the extent permitted by applicable law, shall be indemnified by the Company against reasonable expenses (including, without limitation, attorneys' fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles or certificate of incorporation or the bylaws of the Company relating to indemnification of directors) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be in adjudged in such action, suit or proceeding that such Committee member or members did not act in good faith and in a manner he or they reasonably believed to be in or not opposed to the best interest of the Company.

                                    ARTICLE 4
                                      Stock

     The stock subject to the Options and other provisions of the Plan shall be authorized but unissued or reacquired shares of Common Stock. Subject to readjustment in accordance with the provisions of Article 7, the total number of shares of Common Stock for which Options may be granted to persons participating in the Plan shall not exceed in the aggregate 100,625 shares of Common Stock. Notwithstanding the foregoing, shares of Common Stock allocable to the unexercised portion of any expired or terminated Option again may become subject to Options under the Plan.

                                    ARTICLE 5
                   Eligibility to Receive and Grant of Options

     5.1     Individuals  Eligible  for  Grants  of  Options.  The  individuals
             -----------------------------------------------
eligible to receive Options hereunder shall be solely those individuals who are Directors and who are not employees of the Company or any parent or subsidiary corporation of the Company (hereinafter referred to as "eligible Directors"). Such eligible Directors shall receive Options hereunder in accordance with the provisions of Section 5.2 below.

     5.2     Grant  of Options.  Subject to the provisions of Article 4, Options
             -----------------
shall be granted to eligible Directors under Section 5.1 above in accordance with the following formulas:

          (a)     Grant  of  Options  Upon  Initially  Becoming  Director.


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
                      General Rule. After the Effective Date of this Plan, as of the date that an individual initially becomes a Director, if such individual is not employed by the Company or any parent or subsidiary corporation of the Company as of such date, such individual shall be granted an Option to purchase 5,000 shares of Common Stock.

               (ii) Transitional Rule. As of the Effective Date of this Plan, each individual who is an eligible Director as of such date shall be granted an Option to purchase 5,000 shares of Common Stock.

          (b) Grant of Annual Incentive Options. As of March lst of each calendar year beginning March 1, 1995 and ending on March 1, 2004, each individual who is an eligible Director as of such date shall be granted an Option to purchase a number of shares of Common Stock equal to 6,000 divided by the number of eligible Directors as of such date, rounded down to the nearest whole number (if necessary). However, notwithstanding the preceding sentence, the automatic grant of Options provided by this subsection (a) shall occur as of a March 1st date specified in the preceding sentence only if the duly authorized independent accountants for the Company determine that the Company's book value for the calendar year ending on the December 31st immediately preceding such March 1st date equals or exceeds 106% of the Company's book value for the calendar year immediately preceding such calendar year.

          (c) Grant of Options Upon Change of Control. As of the date immediately preceding the date on which a Change of Control occurs, each individual who is an eligible Director as of such date shall be granted an Option to purchase a number of shares of Common Stock equal to the aggregate remaining number of shares of Common Stock for which Options may be granted to eligible Directors pursuant to the provisions of Article 4 as of such date divided by the number of eligible Directors as of such date, rounded down to the nearest whole number (if necessary); provided, however, the number of shares of Common Stock for which an Option is granted to any individual under this subsection (c) shall be reduced to the extent necessary so that no portion of the Options granted under this subsection
     (c), when aggregated with other "parachute payments" (within the meaning of Code Sec.28OG(b)) (if any) made to such individual, shall constitute
     "excess  parachute  payments"  (within  the  meaning  of Code Sec.28OG(b)).

All Options granted under this Article 5 shall be evidenced by the Option Agreement shown in Exhibit A, and shall be subject to the provisions of Article 6 below. Notwithstanding any provision of this Article to the contrary, Options shall only be granted pursuant to the provisions of this Article to the extent allowed by Article 4.

                                    ARTICLE 6
                         Terms and Conditions of Options

Options granted hereunder and Option Agreements shall comply with and be subject to the following terms and conditions:

     6.1     Requirement  of  Option  Agreement.  Upon  the  grant  of an Option
             ----------------------------------
hereunder,  the  Committee  shall  prepare  (or  cause to be prepared) an Option
Agreement.  The  Committee  shall present such Option Agreement to the Optionee.


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
     6.2     Optionee  and  Number of Shares.  Each Option Agreement shall state
             -------------------------------
the name of the Optionee and the total number of shares of the Common Stock to which it pertains, the Option Price, and the date as of which the Option was granted under this Plan.

     6.3     Vesting.  Subject  to  Section 6.14, each Option granted under this
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Plan  shall be immediately exercisable (i.e., vested) as of the date of grant of such  Option.

     6.4     Option  Price.  The  Option  Price  of  the  shares of Common Stock
             -------------
underlying each Option granted under subsections (a) and (b) of Section 5.2 of this Plan shall be the Fair Market Value of the Common Stock on the date the Option is granted. The Option Price of the shares of Common Stock underlying each Option granted under subsection (c) of Section 5.2 of this Plan shall be the Fair Market Value of the Common Stock on the date immediately preceding the date on which information regarding the Change of Control resulting in such grant of Options becomes generally available to the public. The date as of which the Option was granted under this Plan as noted in the Option Agreement shall be considered the date on which such Option is granted.

     6.5     Terms  of  Options.  Terms  of Options granted under the Plan shall
             ------------------
commence on the date of grant and shall expire on such date as the Committee may determine for each Option; provided, in no event shall any Option be exercisable after ten years from the date the Option is granted; and provided further, Options granted under subsection (c) of Section 5.02 of this Plan shall be exercisable for a period of ten years from the date the Option is granted. No Option shall be granted hereunder after ten years from the earlier of (a) the date the Plan is approved by the shareholders, or (b) the date the Plan is adopted by the Board.

     6.6     Terms  of Exercise.  The exercise of an Option may be for less than
             ------------------
the full number of shares of Common Stock subject to such Option, but such exercise shall not be made for less than (i) 100 shares or (ii) the total remaining shares subject to the Option, if such total is less than 100 shares. Subject to the other restrictions on exercise set forth herein, the unexercised portion of an Option may be exercised at a later date by the Optionee.

     6.7     Method  of  Exercise.  All  Options  granted  hereunder  shall  be
             --------------------
exercised by written notice directed to the Secretary of the Company at its principal place of business or to such other person as the Committee may direct. Each notice of exercise shall identify the Option which the Optionee is exercising (in whole or in part) and shall be accompanied by payment of the Option Price for the number of shares specified in such notice and by any documents required by Section 8.1. The Company shall make delivery of such shares within a reasonable period of time; provided, if any law or regulation requires the Company to take any action (including, but not limited to, the filing of a registration statement under the 1933 Act and causing such registration statement to become effective) with respect to the shares specified in such notice before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

     6.8     Medium  and  Time  of  Payment.
             ------------------------------

          (a) The Option Price shall be payable upon the exercise of the Option in an amount equal to the number of shares then being purchased times the per share Option Price. Payment at the election of the Optionee (or his successors as provided in subsection (c) of Section 6.9), shall be
     (A) in cash; (B) by delivery to the Company of a certificate or certificates for shares of the Common Stock duly endorsed for transfer to the Company with signature guaranteed by a member firm of a national stock exchange or by a national or state bank or a federally chartered thrift institution (or guaranteed or notarized in such other manner as the Committee may require) or by instructing the Company to retain shares of Common Stock upon the exercise of the Option with a Fair Market Value equal to the exercise price as payment; (C) by delivery to the Company of such other property or by the performance for the Company of such services as may be acceptable to the Committee and allowed under applicable law; or (D) by a combination of (A), (B) and (C).


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
          (b) If all or part of the Option Price is paid by delivery of shares of the Common Stock, on the date of such payment, the Optionee must have held such shares for at least six months from (i) the date of acquisition, in the case of shares acquired other than through a stock option or other stock award plan, or (ii) the date of grant or award in the case of shares acquired through such a plan; and the value of such Common Stock (which shall be the Fair Market Value of such Common Stock on the date of exercise) shall be less than or equal to the total Option Price payment. If the Optionee delivers Common Stock with a value that is less than the total Option Price, then such Optionee shall pay the balance of the total Option Price in cash, other property or services, as provided in subsection (a) above.

     6.9     Effect  of  Termination of Service or Death.  Except as provided in
             -------------------------------------------
subsections (a), (b) and (c) below, no Option shall the exercisable unless the Optionee thereof shall have been a Director from the date of the granting of the Option until the date of exercise; provided, the Committee, in its sole discretion, may waive the application of this Section and, instead, may provide a different expiration date or dates in an Option Agreement.

          (a) Termination of Service. In the event an Optionee ceases to be a Director for any reason other than death or Disability, any Option or unexercised portion thereof granted to him shall terminate on and shall not be exercisable after the earliest to occur of (i) the expiration date of the Option, (ii) three months after the date the Optionee ceases to be a Director or (iii) the date on which the Company gives notice to such Optionee of termination of his service as a Director if service is terminated by the Company or by its shareholders for Cause (an Optionee's resignation in anticipation of termination of service by the Company or by its shareholders for Cause shall constitute a notice of termination by the Company); provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Notwithstanding the foregoing, in the event that an Optionee's service as a Director terminates for a reason other than death or Disability at any time after a Change of Control, the term of all Options of that Optionee shall be extended through the end of the three-month period immediately following the date of such termination of service. Prior to the earlier of the dates specified in the preceding sentences of this subsection (a), the Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date of termination of service as a Director. The question of whether an authorized leave of absence or absence for military or government service or for any other reason shall constitute a termination of service as a Director for purposes of the Plan shall be determined by the Committee, which determination shall be final and conclusive.

          (b) Disability. Upon the termination of an Optionee's service as a Director due to Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable shall terminate on and shall not be exercisable after the earlier to occur of (i) the expiration date of such Option, or (ii) one year after the date on which such Optionee ceases to be a Director due to Disability; provided, the Committee may provide in the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Prior to the earlier of such date, such Option shall be exercisable only in accordance with its terms and only for the number of shares exercisable on the date such Optionee's service as a Director ceases due to Disability.


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
          (c) Death. In the event of the death of the Optionee (i) while he is a Director, (ii) within three months after the date on which such Optionee's service as a Director is terminated (for a reason other than Cause) as provided in subsection (a) above, or (iii) within one year after the date on which such Optionee's service as a Director terminated due to his Disability, any Option or unexercised portion thereof granted to him which is otherwise exercisable may be exercised by the Optionee's Beneficiary at any time prior to the expiration of one year from the date of death of such Optionee, but in no event later than the date of expiration of the option period; provided, the Committee may provide the Option Agreement that such Option or any unexercised portion thereof shall terminate sooner. Such exercise shall be effected pursuant to the terms of this Section as if such Beneficiary is the named Optionee.

     6.10     Restrictions on Transfer and Exercise of Options.  No Option shall
              ------------------------------------------------
be assignable or transferable by the Optionee except by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation, and (ii) is otherwise appropriate and desirable, taking into account any state or federal tax or securities laws applicable to transferable options. During the lifetime of an Optionee, the Option shall be exercisable only by him or such permitted transferee; provided, however, that in the event the Optionee is incapacitated and unable to exercise Options, such Options may be exercised by such Optionee's legal guardian, legal representative, fiduciary or other representative whom the Committee deems appropriate based on applicable facts and circumstances.

     6.11     Rights  as  a  Shareholder.  An Optionee shall have no rights as a
              --------------------------
shareholder with respect to shares covered by his Option until date of the issuance of the shares to him and only after the Option Price of such shares is fully paid. Unless specified in Article 7, no adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

     6.12     Reload  Options.  All  Options  shall  be  accompanied by a Reload
              ---------------
Option. An Optionee who pays for exercise of a Reload Option with shares of the Common Stock shall be entitled to a successive Reload Option. For purposes of granting Reload Options, the retention of shares of Common Stock by the Company upon exercise of an Option shall be treated as a payment for exercise with shares of Common Stock.

     6.13     No Obligation to Exercise Option.  The granting of an Option shall
              --------------------------------
impose  no  obligation  upon  the  Optionee  to  exercise  such  Option.

     6.14     [Deleted]

                                    ARTICLE 7
                   Adjustments Upon Changes in Capitalization

     7.1     Recapitalization.  In  the event that the outstanding shares of the
             ----------------
Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in shares of the Common Stock, the following rules shall apply:

          (a) The Committee shall make an appropriate adjustment in the number and kind of shares available for the granting of Options under the Plan.

          (b) The Committee also shall make an appropriate adjustment in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable; any such adjustment in any outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Option and with a corresponding adjustment in the Option Price per share. No fractional shares shall be issued or optioned in making the foregoing adjustments, and the number of shares available under the Plan or the number of shares subject to any outstanding Options shall be the next lower number of shares, rounding all fractions downward.

          (c) If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the class or classes of stock then set aside for the Plan, each Optionee shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of his Option as is exercised on or prior to the record date for determining shareholders entitled to receive or exercise such rights or warrants.

     7.2     Reorganization.  Subject  to  any  required  action  by  the
             --------------
shareholders, if the Company shall be a party to any reorganization involving merger, consolidation, acquisition of the stock or acquisition of the assets of the Company which does not constitute a Change of Control, the Committee, in its discretion, may declare that:

          (a) any Option granted but not yet exercised shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of shares of the Common Stock subject to such Option would have been entitled;

          (b) any or all outstanding Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws); and/or

          (c) any or all Options granted hereunder shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws) and are to be terminated after giving at least 30 days' notice to the Optionees to whom such Options have been granted.

     7.3     Dissolution  and  liquidation.  If  the  Board  adopts  a  plan  of
             -----------------------------
dissolution and liquidation that is approved by the shareholders of the Company, the Committee shall give each Optionee written notice of such event at least ten days prior to its effective date, and the rights of all Optionees shall become immediately nonforfeitable and fully exercisable or vested (to the extent permitted under federal or state securities laws).

     7.4     Limits on Adjustments.  Any issuance by the Company of stock of any
             ---------------------
class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Common Stock subject to any Option, except as specifically provided otherwise in this Article. The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Article shall be conclusive.

                                    ARTICLE 8
                Agreement by Optionee and Securities Registration

     8.1     Agreement.  If,  in  the  opinion  of  counsel to the Company, such
             ---------
action is necessary or desirable, no Options shall be granted to any Optionee, and no Stock Option shall be exercisable unless, at the time of grant or exercise, as applicable, such Optionee (i) represents and warrants that he will acquire the Common Stock for investment only and not for purposes of resale or distribution, and (ii) makes such further representations and warranties as are deemed necessary or desirable by counsel to the Company with regard to holding and resale of the Common Stock. The Optionee shall, upon the request of the Committee, execute and deliver to the Company an agreement or affidavit to such effect. Should the Committee have reasonable cause to believe that such Optionee did not execute such agreement or affidavit in good faith, the Company shall not be bound by the grant of the Option or by the exercise of the Option. All certificates representing shares of Common Stock issued pursuant to the Plan shall be marked with the following restrictive legend or similar legend, if such marking, in the opinion of counsel to the Company, is necessary or desirable:

     The shares represented by this certificate [have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and] are held by an "affiliate" (as such term is defined in Rule 144 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended) of the Corporation. Accordingly, these shares may not be sold, hypothecated, pledged or otherwise transferred except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, and any applicable securities laws or regulations of any state with respect to such shares, (ii) in accordance with Securities and Exchange Commission Rule 144, or (iii) upon the issuance to the Corporation of a favorable opinion of counsel or the submission to the Corporation of such other evidence as may be satisfactory to the Corporation that such proposed sale, assignment, encumbrance or other transfer win not be in violation of the Securities Act of 1933, as amended, or any applicable securities laws of any state or any rules or regulations thereunder. Any attempted transfer of this certificate or the shares represented hereby which is in violation of the preceding restrictions will not be recognized by the Corporation, nor will any transferee be recognized as the owner thereof by the Corporation.

If the Common Stock is (A) held by an Optionee who ceases to be an "affiliate", as that term is defined in Rule 144 of the 1933 Act, and (B) registered under the 1933 Act and all applicable state securities laws and regulations as provided in Section 8.2, the Committee, in its discretion and with the advice of counsel, may dispense with or authorize the removal of the restrictive legend set forth above or the portion thereof which is inapplicable.

     8.2     Registration.  In the event that the Company in its sole discretion
             ------------
shall deem it necessary or advisable to register, under the 1933 Act or any state securities laws or regulations, any shares with respect to which Options have been granted hereunder, then the Company shall take such action at its own expense before delivery of the certificates representing such shares to an Optionee. In such event, and if the shares of Common Stock of the Company shall be listed on any national securities exchange or on NASDAQ at the time of the exercise of any Option, the Company shall make prompt application at its own expense for the listing on such stock exchange or NASDAQ of the shares of Common Stock to be issued.

                                    ARTICLE 9
                                 Effective Date

     The Plan shall be effective as of the Effective Date, and no Options shall be granted hereunder prior to said date. Adoption of the Plan shall be approved by the shareholders of the Company at the earlier of (i) the annual meeting of the shareholders of the Company which immediately follows the date of the first grant or award of Options hereunder, or (ii) 12 months after the adoption of the Plan by the Board. Shareholder approval shall be made by a majority of the votes cast at a duty held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and entitled to vote on the Plan, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act. Failure to obtain such approval shall render the Plan and any Options granted hereunder null and void ab initio.

                                   ARTICLE 10
                            Amendment and Termination

     10.1     Amendment  and  Termination By the Board.  Subject to Section 10.2
              ----------------------------------------
below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or periods or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination.

     10.2     Restrictions  on  Amendment  and Termination.  Notwithstanding the
              --------------------------------------------
provisions of Section 10.1 above, the following restrictions shall apply to the Board's authority under Section 10.1 above:

          (a) Prohibition Against Adverse Affects on Outstanding Options. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Optionees who have outstanding Options without the consent of such Optionees; and

          (b) Shareholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the shareholders of the Company if (i) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (ii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or
     (iii) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan. The preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Shareholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and entitled to vote, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company's articles or certificate of incorporation and bylaws and by applicable law; provided, however, such shareholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

                                   ARTICLE 11
                            Miscellaneous Provisions

     11.1     Application  of  Funds.  The proceeds received by the Company from
              ----------------------
the sale of the Common Stock subject to the Options granted hereunder will be used for general corporate purposes.

     11.2     Notices.  All  notices  or  other communications by an Optionee to
              -------
the Committee pursuant to or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     11.3     Term  of Plan.  Subject to the terms of Article 10, the Plan shall
              -------------
terminate upon the later of (i) the complete exercise or lapse of the last outstanding Option, or (ii) the last date upon which Options may be granted hereunder.

     11.4     Compliance  with  Rule  16b-3.  This  Plan  is  intended  to be in
              -----------------------------
compliance with the requirements of Rule 16b-3 as promulgated under Section 16 of the 1934 Act.

     11.5     Governing  Law.  The  Plan  shall  be governed by and construed in
              --------------
accordance  with  the  laws  of  the  State  of  Georgia.

     11.6     Additional  Provisions  By  Committee.  The  Option  Agreements
              -------------------------------------
authorized under the Plan may contain such other previsions, including, without limitation, restrictions upon the exercise of an Option, as the Committee shall deem advisable.

     11.7     Plan  Document Controls.  In the event of any conflict between the
              -----------------------
provisions  of  an  Option  Agreement  and  the  Plan,  the  Plan shall control.

     11.8     Gender  and  Number.  Wherever  applicable,  the masculine pronoun
              -------------------
shall  include  the feminine pronoun, and the singular shall include the plural.

     11.9     Headings.  The titles in this Plan are inserted for convenience of
              --------
reference; they constitute no part of the Plan and are not to be considered in the construction hereof.

     11.10     Legal  References.  Any references in this Plan to a provision of
               -----------------
law which is, subsequent to the Effective Date of this Plan, revised, modified, finalized or redesignated, shall automatically be deemed a reference to such revised, modified, finalized or redesignated provision of law.

     11.11     No Rights to Perform Services.  Nothing contained in the Plan, or
               -----------------------------
any modification thereof, shall be construed to give any individual any rights to perform services for the Company or any parent or subsidiary corporation of the Company.

     11.12     Unfunded  Arrangement.  The  Plan shall not be funded, and except
               ---------------------
for reserving a sufficient number of authorized shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any grant under the Plan.


     ADOPTED  BY  BOARD  OF  DIRECTORS  ON  FEBRUARY  17,1994

     APPROVED  BY  SHAREHOLDERS  AS  OF  APRIL  20,1994

     AMENDED  BY  BOARD  OF  DIRECTORS  ON  SEPTEMBER  18,1997